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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         October 7, 1999
                         ---------------
                         Date of Report
               (Date of Earliest Event Reported)

                      MEGAMEDIA NETWORKS, INC.
                      ------------------------
     (Exact Name of Registrant as Specified in its Charter)

     Delaware                   0-26801                 87-0633630
     --------                   -------                 ----------
(State or other juris-    (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)

                       57 West Pine Street
                       Orlando, Florida 32801
                       ----------------------
               (Address of Principal Executive Offices)

                           407-245-3636
                           ------------
                   Registrant's Telephone Number

                    Amalgamated Entertainment, Inc.
                      5525 South 900 East, #110
                      Salt Lake City, UT 84117
                       ----------------------
        (Former Name and Address of Principal Executive Offices)

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Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.


          Mantyla McReynolds, Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Registrant for the calendar years ended December 31, 1998, and 1997; these financial statements accompanied the Registrant's Registration Statement on Form 10-SB, which was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.

          In connection with its October 7, 1999, Agreement and Plan of Reorganization with MegaMedia Networks, Inc., a Nevada corporation ("MegaMedia-Nevada"), and the stockholders of MegaMedia Nevada, the new management of the Registrant determined to change its independent auditor to Parks, Tschopp, Whitcomb & Orr, P.A., Certified Public Accountants, of Maitland, Florida.

          There were no disagreements between the Registrant and Mantyla McReynolds, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

          The report of Mantyla McReynolds did not contain any adverse opinion or disclaimer of opinion, and with the exception of a standard "going concern" qualification because of the Registrant's accumulated losses from operations and its then-minimal assets, was not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Registrant's three most recent calendar years, and since then, neither Mantyla McReynolds nor Parks, Tschopp, Whitcomb & Orr, P.A., has advised the Registrant that any of the following exists or is applicable:

            (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

            (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

            (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Registrant's three most recent calendar years and since then, the Registrant has not consulted Parks, Tschopp, Whitcomb & Orr, P.A., regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

          The Registrant has provided Mantyla McReynolds with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by this reference. See Item 7 of this Report.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

          None; not applicable.

          (b)  Pro Forma Financial Information.

          None; not applicable.

          (c)  Exhibits.

       Description of Exhibit               Exhibit Number
       ----------------------               --------------

       Letter on change in certifying       16
       accountants


Item 8.   Change in Fiscal Year.

          None; not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEGAMEDIA NETWORKS, INC.


Date: 7-27-00                       By: Stephen H. Noble, III
     ------------------                ----------------------
                                       Stephen H. Noble, III
                                       Chief Financial Officer